UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)    July 21, 2008
                                                  -----------------------------


                             SPHERIX(R) INCORPORATED
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             (Exact name of registrant as specified in its charter)

         Delaware                     0-5576                   52-0849320
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(State or other jurisdiction        (Commission            (I.R.S. Employer
    of incorporation)               File Number)           Identification No.)

     6430 Rockledge Drive, Suite 503, Bethesda, MD                20817
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      (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code  301-897-2540
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets.


Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

      On July 21, 2008, Spherix Incorporated (the "Company") received written notification (the "Notice") from the NASDAQ Stock Market LLC ("NASDAQ") advising the Company that the bid price of the Company's common stock (the "Common Stock") for the last thirty (30) consecutive business days had closed below the minimum $1.00 per share (the "Minimum Price Requirement") required for continued listing on the NASDAQ pursuant to NASDAQ Marketplace Rule 4450(a)(5) (the "Rule"). The Notice has no effect on the listing of the Common Stock at this time.

      Pursuant to NASDAQ Marketplace Rule 4450(e)(2), the Company has been provided an initial period of 180 calendar days, or until January 20, 2009, to regain compliance with the Minimum Price Requirement. The Notice further provides that the NASDAQ staff (the "Staff") will provide written notification stating that the Company has achieved compliance with the Rule if at any time before January 20, 2009, the bid price of the Common Stock closes at $1.00 per share or more for a minimum of ten (10) consecutive business days, although, under certain circumstances, the Staff has the discretion to require compliance for a period in excess of ten (10) consecutive business days, but generally such extended period does not exceed twenty (20) consecutive business days.

      If the Company does not regain compliance with the Rule by January 20, 2009, NASDAQ will provide notice to the Company that the Common Stock will be delisted from NASDAQ. If the Company receives such a letter, the Company will have an opportunity to appeal the determination to a NASDAQ Listing Qualification Panel.

      The Company is considering seeking stockholder approval for a reverse stock split to address the bid price deficiency.

      As required by NASDAQ Marketplace Rule 4803(a), the Company has issued a press release dated July 23, 2008, reporting the receipt of the Notice and the NASDAQ rules upon which it is based. A copy of the press release is attached hereto as Exhibit 99.1 and the information contained herein is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

       (d)    Exhibits

Exhibit No.        Description
-----------        -----------
99.1               Press Release issued by July 23, 2008.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Spherix Incorporated
                                         --------------------------------------
                                         (Registrant)

                                         By:

                                         /s/ Claire Kruger
                                         --------------------------------------
                                         Claire Kruger
                                         CEO

                                         Date:  July 23, 2008